                                                                    EXHIBIT 99.1

                               LETTER OF TRANSMITTAL

                                      FOR
                                  $500,000,000
                          8 7/8% SENIOR NOTES DUE 2011

                                       OF

                                 PRIMEDIA INC.

----------------------------------------------------------------
    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
   CITY TIME, ON       , 2001 (THE "EXPIRATION DATE") UNLESS EXTENDED BY
   PRIMEDIA INC.
--------------------------------------------------------------------------------

                             THE EXCHANGE AGENT IS:
                              The Bank of New York

FOR DELIVERY BY REGISTERED          BY FACSIMILE TRANSMISSION            BY HAND OR FOR OVERNIGHT
    OR CERTIFIED MAIL:          (FOR ELIGIBLE INSTITUTIONS ONLY):             DELIVERY ONLY:
   The Bank of New York        CONFIRM FACSIMILE BY TELEPHONE ONLY:        The Bank of New York
    101 Barclay Street                                                      101 Barclay Street
    New York, NY 10286                                                      New York, NY 10286
   Att: Reorganization                                                     Att: Reorganization
       Section 7/E                                                             Section 7/E

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
    ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN
            AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges receipt of the Prospectus dated         , 2001
(the "Prospectus") of PRIMEDIA, Inc. (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 8 7/8% Senior Notes due 2011, which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "New Notes") for each of its 8 7/8% Senior Notes due 2011 (the "Old Notes" and, together with the New Notes, the "Notes") from the holders thereof.

    The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus).

    YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

    The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                             PLEASE READ THE ENTIRE
                    LETTER OF TRANSMITTAL AND THE PROSPECTUS
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

    List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

----------------------------------------------------------------------------------------------------
                             DESCRIPTION OF OLD NOTES TENDERED HEREWITH
----------------------------------------------------------------------------------------------------
                                                                    AGGREGATE
                                                                    PRINCIPAL
   NAME(S) AND ADDRESS(ES) OF REGISTERED                             AMOUNT
                 HOLDER(S)                      CERTIFICATE      REPRESENTED BY    PRINCIPAL AMOUNT
             (PLEASE FILL IN)                   NUMBER(S)*         OLD NOTES*         TENDERED**
----------------------------------------------------------------------------------------------------

                                                 ----------------------------------------------

                                                 ----------------------------------------------

                                                 ----------------------------------------------

                                                 ----------------------------------------------

                                                 ----------------------------------------------

                                                 ----------------------------------------------

                                                 ----------------------------------------------

                                             Total
----------------------------------------------------------------------------------------------------
   * Need not be completed by book-entry holders.
  ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See instruction 2.
----------------------------------------------------------------------------------------------------

    Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

    Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by The Depository Trust Company ("DTC").

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s) _______________________________________________

    Name of Eligible Institution that Guaranteed Delivery ______________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    If Delivered by Book-Entry Transfer: _______________________________________

    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON
    SIGNING THIS LETTER OF TRANSMITTAL:

    Name _______________________________________________________________________

    Address ____________________________________________________________________

/ /  CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT FROM
    THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

    Name _______________________________________________________________________

    Address ____________________________________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OLD NOTES FOR YOUR OWN
    ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Old Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Old Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged.

    The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, dated May 8, 2001 (the "Registration Rights Agreement"), among the Company, the guarantors named therein, and the initial purchasers named therein and that the Company shall have no further obligations or liabilities thereunder except as provided in the first paragraph of Section 4 of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all terms of the Exchange Offer. The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below unless indicated otherwise above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Exchange Offer--Certain Conditions to the Exchange Offer" occur.

    The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes.

    By tendering shares of Old Notes and executing this Letter of Transmittal, the undersigned represents that New Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such New Notes, that the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act and that if the undersigned or the person receiving such New Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned or the person receiving such New Notes, whether or not such person is the undersigned, is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

    Any holder of Old Notes using the Exchange Offer to participate in a distribution of the New Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to EXXON CAPITAL HOLDINGS CORPORATION(available April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

    All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

    Certificates for all New Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

    The undersigned, by completing the box entitled "Description of Old Notes Tendered Herewith" above and signing this letter, will be deemed to have tendered the Old Notes as set forth in such box.

                         TENDERING HOLDER(S) SIGN HERE
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

    MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR OLD NOTES HEREBY TENDERED OR IN WHOSE NAME OLD NOTES ARE REGISTERED ON THE BOOKS OF DTC OR ONE OF ITS PARTICIPANTS, OR BY ANY PERSON(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE OF SUCH PERSON. SEE INSTRUCTION 3.

________________________________________________________________________________

________________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

Date ___________________________________________________________________________
Name(s) ________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title) __________________________________________________________
Address ________________________________________________________________________
________________________________________________________________________________
                              (INCLUDING ZIP CODE)

Daytime Area Code and Telephone No. ____________________________________________
Taxpayer Identification No. ____________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                        IF REQUIRED--SEE INSTRUCTION 3)

Authorized Signature ___________________________________________________________

Date ___________________________________________________________________________
Name(s) ________________________________________________________________________
Title __________________________________________________________________________
Name of Firm ___________________________________________________________________
Address ________________________________________________________________________
________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No. ____________________________________________________

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if New Notes or Old Notes not tendered are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

  Issue

  / / Old Notes not tendered to:

  / / New Notes to:

  Name(s) ____________________________________________________________________
  Address ____________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Daytime Area Code and
  Telephone No. ______________________________________________________________

  Tax Identification No. _____________________________________________________

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if New Notes or Old Notes not tendered are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

  Mail

  / / Old Notes not tendered to:

  / / New Notes to:

  Name(s) ____________________________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and
  Telephone No. ______________________________________________________________

------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

    A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

    Holders of Old Notes may tender Old Notes by book-entry transfer by crediting the Old Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

    DELIVERY OF THE AGENT'S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT'S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OLD NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY.

    Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined below);
(ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Old Notes are registered, and, if applicable, the certificate numbers of the Old Notes to be tendered; and (iii) all tendered Old Notes (or a confirmation of any book-entry transfer of such Old Notes into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2.  PARTIAL TENDERS; WITHDRAWALS.

    If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Old Notes tendered in the box entitled "Description of Old Notes Tendered Herewith." A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

    If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

    To be effective with respect to the tender of Old Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at one of the addresses for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Old Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Old Notes to be withdrawn; (iii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Old Notes and the principal amount of Old Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Old Notes exchanged; and
(v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of a notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

    Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEES OF SIGNATURES.

    If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

    When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

    If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Notes listed, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Notes.

    If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

    Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

    Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless Old Notes are tendered: (i) by a holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution (as defined below). In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). If Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders should indicate, as applicable, the name and address to which the New Notes or certificates for Old Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.  TRANSFER TAXES.

    The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

6.  WAIVER OF CONDITIONS.

    The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.  MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES.

    Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.  SUBSTITUTE FORM W-9.

    Each holder (or other payee) of Old Notes whose Old Notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on payments made in connection with the Old Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Old Notes, 31% of all such payments will be withheld until a TIN is provided.

9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments to be made to the holder of Old Notes. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

10. IRREGULARITIES.

    All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OLD NOTES OR CONFORMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under U.S. Federal income tax law, a holder whose Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides The Bank of New York, as Paying Agent (the "Paying Agent"), through the Exchange Agent, such holder's correct TIN on Substitute Form W-9 below and certifies, that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN). If such holder is an individual, the TIN is his or her social security number. If the Paying Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

    A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the holder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the box is checked, payments made within 60 days of the date of the form will be subject to backup withholding unless the holder has furnished the Paying Agent with his or her TIN. A holder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Paying Agent with his or her TIN as soon as it is received

    Certain holders (including, among others, all corporations and certain foreign individuals), are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status (Form W-8 BEN). Forms for such statements can be obtained from the Paying Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

    If backup withholding applies, the Paying Agent is required to withhold 31% of any payments to be made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Paying Agent cannot refund amounts withheld by reason of backup withholding.

                       PAYER'S NAME: THE BANK OF NEW YORK

--------------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     Part I: PLEASE PROVIDE                  Social Security Number
               FORM W-9                      YOUR TIN IN THE BOX AT                OR ------------------------
      Department of the Treasury             RIGHT AND CERTIFY BY                Employer Identification Number
       Internal Revenue Service              SIGNING AND DATING BELOW
                                             -----------------------------------------------------------------------
                                             Part II: For Payees exempt from backup withholding, see the enclosed
                                             Guidelines of Taxpayer Identification Number on Substitute Form W-9 and
     Payer's Request for Taxpayer            complete as instructed under "Important Tax Information" above.
      Identification Number (TIN)
                                             -----------------------------------------------------------------------
                                             Part III: Awaiting TIN  / /
--------------------------------------------------------------------------------------------------------------------
 CERTIFICATION. Under penalty of perjury, I certify that:

 (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.
 However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

 Signature                                                                   Date
 -------------------------------------------------------------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature _______________________________    Date ______________________________
--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE
(YOU) TO GIVE THE PAYER.--Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

--------------------------------------------------
                          GIVE THE
                          SOCIAL
FOR THIS TYPE OF          SECURITY
ACCOUNT:                  NUMBER OF
--------------------------------------------------

1. Individual             The individual

2. Two or more            The actual owner of the
   individuals (joint     account or, if combined
   account)               funds, the first
                          individual on the
                          account(1)

3. Custodian account of   The minor(2)
   a minor (Uniform Gift
   to Minors Act)

4. a. The usual           The grantor trustee(1)
      revocable savings
      trust account
      (grantor is also
      trustee)

  b. So-called trust      The actual owner(1)
     account that is not
     a legal or valid
     trust under state
     law

5. Sole proprietorship    The owner(1)

--------------------------------------------------
                          GIVE THE
                          EMPLOYER
                          IDENTIFICATION
FOR THIS TYPE OF ACCOUNT: NUMBER OF--
--------------------------------------------------

 6. Sole proprietorship   The owner(1)

 7. A valid trust,        The legal entity(4)
    estate, or pension
    trust

 8. Corporate             The corporation

 9. Association, club,    The organization
    religious,
    charitable,
    educational, or
    other tax-exempt
    organization account

10. Partnership           The partnership

11. A broker or           The broker or nominee
    registered nominee

12. Account with the      The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    state or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments

--------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

    If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:

    - An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

    - The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

    - An international organization or any agency or instrumentality thereof.

    - A foreign government and any political subdivision, agency or instrumentality thereof.

    Payee that may be exempt from backup withholding include:

    - A corporation.

    - A financial institution.

    - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

    - A real estate investment trust.

    - A common trust fund operated by a bank under Section 584(a).

    - An entity registered at all times during the tax year under the Investment Company Act of 1940.

    - A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

    - A futures commission merchant registered with the Commodity Futures Trading Commission.

    - A foreign central bank of issue.

    PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

    - Payments to nonresident aliens subject to withholding under Section 1441.

    - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

    - Payments of patronage dividends not paid in money.

    - Payments made by certain foreign organizations.

    - Section 404(k) payments made by an ESOP.

PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

    - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

    - Payments described in Section 6049(b)(5) to nonresident aliens.

    - Payments on tax-free covenant bonds under Section 1451.

    - Payments made by certain foreign organizations.

    - Mortgage interest paid to you.

    Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

    EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    PRIVACY ACT NOTICE--Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                           FOR ADDITIONAL INFORMATION
                         CONTACT YOUR TAX CONSULTANT OR
                         THE INTERNAL REVENUE SERVICE.